SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 14, 2001
                             -----------------------


                             NEWAGECITIES.COM, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



Idaho                             333-86347                      91-0927532
-------------------------------------------------------------------------------
(State or other jurisdiction      Commission File=            (IRS Employer
 or incorporation)                  Number)                 Identification No.)



                        301 Clematis Street, Suite 3124,
                         West Palm Beach, Florida 33401
                         (Address of principal executive
                          offices, including zip code)


       Registrant's telephone number, including area code (561) 835-6600
                              --------------------



          (Former name or former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets

Stock Purchase Agreement by and Among Newagecities.com, Inc., PropaMedia, Inc.
 and the Shareholders of PropaMedia, Inc.
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         On August 14, 2001, Newagecities.com, Inc. entered into a Stock
Purchase Agreement with PropaMedia, Inc. and the shareholders of PropaMedia, Inc. Under this agreement Newagecities.com acquired all of the issued and outstanding capital stock of PropaMedia in exchange for all of the shares of Member Net, Inc., a wholly-owned subsidiary of Newagecities.com. Upon effectiveness of the Stock Purchase Agreement, PropaMedia became a wholly-owned subsidiary of Newagecities.com and the former shareholders of PropaMedia acquired a wholly-owned interest in Member Net, Inc. from Newagecities.com.

         PropaMedia is a California corporation and a provider of media rich Web hosting and distribution services. PropaMedia offers end-to-end streaming and hosting services, including content capture, encoding and production, storage, live and on-demand video and audio streaming, and managed services. PropaMedia's services can be used for video and audio distribution services to transmit entertainment, sports, news, advertising, business communications, and distance learning content. PropaMedia's technologies support all major Internet audio and video formats. More information about PropaMedia and its products are available at its Web site http://www.propamedia.com.



Stock Purchase Agreement by and Among Newagecities.com, Inc., G-Choice and
the Shareholders of G-Choice
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         On August 22, 2001, Newagecities.com, Inc. entered into a Stock
Purchase Agreement with Shanghai G-Choice Science and Technology Development Company Ltd. ("G-Choice") and the shareholders of G-Choice. Under this agreement the shareholders of G-Choice exchanged 80% of the issued and outstanding capital stock of G-Choice in exchange for 800,000 shares of Newagecities.com common stock. Upon the effectiveness of this agreement, G-Choice became an 80% owned subsidiary of Newagecities.com.

         G-Choice is a Chinese company with principal offices in Shanghai, China. As a non-governmental high-tech enterprise, Shanghai G-Choice Science and Technology Development Company Ltd. was founded in August 1999. Its business services include computer product sales, network services, software development, and system integration. With extensive experience in computer system engineering, and software research and development, G-Choice has significant capabilities in the planning and implementation of synthetic layouts, network designs and a variety of hardware and software platforms. In addition, G-Choice has extensive experience in the areas of scattered database applications and the design and development of network platform business systems. G-Choice is one of the largest information technology companies in eastern China. Currently, G-Choice's sales networks and channels have been expanded throughout China. For more information, please visit http://www.G-Choice.net.

         The descriptions of the above stock purchase agreements are in summary form and subject to the terms and conditions of the definitive agreements. The definitive stock purchase agreements are included in this Form 8-K. The complete texts of the agreements are found in the Exhibits to this Form 8-K.


ITEM 7.  Exhibits

Exhibit No.       Description

2.1      Stock Purchase Agreement by and Among Newagecities.com and PropaMedia
2.2      Stock Purchase Agreement by and Among Newagecities.com and G-Choice

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEWAGECITIES.COM, INC.


                                             /s/Kenneth Shenkman
                                             ---------------------------------
                                              Kenneth Shenkman, Vice President


Dated: September 12, 2001